Credit Suisse First Boston Mortgage Securities Corp.
Home Equity Asset Trust Series 2004-2
Mortgage Pass-Through Certificates, HEAT Series 2004-2

REVISED STATEMENT TO CERTIFICATEHOLDERS
Section 4.04 of the PSA, dated March 1, 2004

Distribution Date:	26-Apr-04

		Original	Beginning				Interest		Ending
		Certificate	Certificate	Principal	Interest	Realized Loss	Shortfall	Total	Certificate
Class	Cusip	Face Value	Balance (1)	Distribution	Distribution	of Principal	Amount	Distribution	Balance (1)
A-1	437084BE5	$470,000,000.00	$470,000,000.00	$2,323,079.03	$443,888.89	N/A	$0.00	$2,766,967.92	$467,676,920.97
A-2	437084BF2	$75,000,000.00	$75,000,000.00	$358,781.12	$71,875.00	N/A	$0.00	$430,656.12	$74,641,218.88
A-3	437084BG0	$100,000,000.00	$100,000,000.00	$597,968.53	$88,194.44	N/A	$0.00	$686,162.97	$99,402,031.47
A-4	437084BH8	$25,000,000.00	$25,000,000.00	$0.00	$25,868.06	N/A	$0.00	$25,868.06	$25,000,000.00
A-IO-1	437084BJ4	$271,350,000.00	$271,350,000.00	$0.00	$1,605,457.28	N/A	$0.00	$1,605,457.28	$270,021,669.38
A-IO-2	437084BS4	$766,000,000.00	$0.00	$0.00	$0.00	N/A	$0.00	$0.00	$766,000,000.00
A-IO-S	437084BU9	$800,000,050.00	$800,000,050.00	$0.00	$158,409.36	N/A	$0.00	$158,409.36	$796,720,171.53
M-1	437084BL9	$46,000,000.00	$46,000,000.00	$0.00	$51,750.00	$0.00	$0.00	$51,750.00	$46,000,000.00
M-2	437084BM7	$42,000,000.00	$42,000,000.00	$0.00	$66,791.67	$0.00	$0.00	$66,791.67	$42,000,000.00
M-3	437084BN5	$8,000,000.00	$8,000,000.00	$0.00	$13,833.33	$0.00	$0.00	$13,833.33	$8,000,000.00
B-1	437084BP0	$12,000,000.00	$12,000,000.00	$0.00	$22,416.67	$0.00	$0.00	$22,416.67	$12,000,000.00
B-2	437084BQ8	$10,000,000.00	$10,000,000.00	$0.00	$19,722.22	$0.00	$0.00	$19,722.22	$10,000,000.00
B-3	437084BR6	$12,000,000.00	$12,000,000.00	$0.00	$36,166.67	$0.00	$0.00	$36,166.67	$12,000,000.00
X	437084BW5	$800,000,050.00	$800,000,050.00	$0.00	$1,599,862.62	N/A	$0.00	$1,599,862.62	$796,720,171.53
R	437084BK1	$50.00	$50.00	$50.00	$0.05	N/A	$0.00	$50.05	$0.00
Total		$800,000,050.00	$800,000,050.00	$3,279,878.68	$4,204,236.26	$0.00	$0.00	$7,484,114.94	$796,720,171.32
(1) Classes A-IO-1, A-IO-2, A-IO-S and X are IO Certs, and the Balances reflected for these Certs are Notional Amounts

			Interest		Ending		Current
	Principal	Interest	Carry-forward	Total	Certificate		Pass-Through
Class	Distribution	Distribution	Amount	Distribution	Balance	Class	Interest Rate
A-1	$4.94272134	$0.94444445	$0.00000000	$5.88716579	$995.05727866	A-1	1.36000%
A-2	$4.78374827	$0.95833333	$0.00000000	$5.74208160	$995.21625173	A-2	1.38000%
A-3	$5.97968530	$0.88194440	$0.00000000	$6.86162970	$994.02031470	A-3	1.27000%
A-4	$0.00000000	$1.03472240	$0.00000000	$1.03472240	$1,000.00000000	A-4	1.49000%
A-IO-1	$0.00000000	$5.91655530	$0.00000000	$5.91655530	$995.10473331	A-IO-1	6.91000%
A-IO-2	$0.00000000	$0.00000000	$0.00000000	$0.00000000	$1,000.00000000	A-IO-2	0.00000%
A-IO-S	$0.00000000	$0.19801169	$0.00000000	$0.19801169	$995.90015217	A-IO-S	0.23761%
M-1	$0.00000000	$1.12500000	$0.00000000	$1.12500000	$1,000.00000000	M-1	1.62000%
M-2	$0.00000000	$1.59027786	$0.00000000	$1.59027786	$1,000.00000000	M-2	2.29000%
M-3	$0.00000000	$1.72916625	$0.00000000	$1.72916625	$1,000.00000000	M-3	2.49000%
B-1	$0.00000000	$1.86805583	$0.00000000	$1.86805583	$1,000.00000000	B-1	2.69000%
B-2	$0.00000000	$1.97222200	$0.00000000	$1.97222200	$1,000.00000000	B-2	2.84000%
B-3	$0.00000000	$3.01388917	$0.00000000	$3.01388917	$1,000.00000000	B-3	4.34000%
X	$0.00000000	$1.99982815	$0.00000000	$1.99982815	$995.90015217	R	1.38000%
R	$1,000.00000000	$1.00000000	$0.00000000	$1,001.00000000	$0.00000000	LIBOR	1.09000%

Please contact the Bondholder Relations Department of U.S. Bank National Association at
(800) 934-6802 with any questions regarding this statement or your distribution.
U.S. BANK NATIONAL ASSOCIATION

Credit Suisse First Boston Mortgage Securities Corp.
Home Equity Asset Trust Series 2004-2
Mortgage Pass-Through Certificates, HEAT Series 2004-2

REVISED STATEMENT TO CERTIFICATEHOLDERS
Section 4.04 of the PSA, dated March 1, 2004

Distribution Date:	26-Apr-04

		GROUP 1	GROUP 2	TOTAL
(i)	Principal Distributions:
	Beginning Balance	429,438,265.59	184,684,340.61	614,122,606.20
	Scheduled Principal	319,751.47	117,657.59	437,409.06
	Prepayments (Includes Curtailments)	2,003,327.56	839,142.05	2,842,469.61
	Net Liquidation Proceeds	0.00	0.00	0.00
	Loan Purchase Prices	0.00	0.00	0.00
	Total Principal Remittance	2,323,079.03	956,799.64	3,279,878.67
	Net Realized Losses	0.00	0.00	0.00
	Ending Balance	427,115,186.56	183,727,540.97	610,842,727.53
	Ending Count	2,873	905	3,778

(ii)	Aggregate Ending Collateral Balance	558,870,950.56	237,849,220.97	796,720,171.53

(iii)	Ending Overcollateralization Amount	0.21

(iv)	Prefunding Account:
	Beginning Balance	131,755,764.00	54,121,680.00	185,877,444.00
	Subsequent Transfer	0.00	0.00	0.00
	Added to available certificate principal	0.00	0.00	0.00
	Amount on Deposit in Prefunding Account	131,755,764.00	54,121,680.00	185,877,444.00

(v)	Interest Distributions:
	Scheduled Interest - Net of Serv Fee & LPMI & Dividend Rewards	2,568,253.96	1,106,046.56	3,674,300.52
	Less Relief Act Interest Shortfall	0.00	0.00	0.00
	Less Net Prepayment Interest Shortfall	0.00	0.00	0.00
		2,568,253.96	1,106,046.56	3,674,300.52
(vi)	Capitalized Interest Account:
	Beginning Balance			1,838,000.00
	less: Capitalized Interest Requirement	352,530.16	144,809.79	497,339.95
	less: Withdrawal of Overfunded Interest Amount to Depositor			0.00
	Ending Balance			1,340,660.05

(vii)	Servicing Fee	68,265.21	29,209.85	97,475.06
	Trustee Fee	1,324.10	569.44	1,893.54
	Credit Risk Manager Fee	5,904.78	2,539.41	8,444.19
	Dividend Rewards	0.00	0.00	0.00
	Excess Servicing Fee	110,667.40	47,741.96	158,409.36

Credit Suisse First Boston Mortgage Securities Corp.
Home Equity Asset Trust Series 2004-2
Mortgage Pass-Through Certificates, HEAT Series 2004-2

REVISED STATEMENT TO CERTIFICATEHOLDERS
Section 4.04 of the PSA, dated March 1, 2004

Distribution Date:	26-Apr-04

(viii)	Advances	Current Aggregate Advances as of determination date	941,081.04
		Outstanding Aggregate Advances as of end of prior calendar month	0.00

(ix)	Has Ocwen failed the Termination Test?	NO

(x)	Delinquency Information

	30-59 days delinquent		60-89 days delinquent		90 or more days delinquent
	Count	Balance	Count	Balance	Count	Balance
Group 1	5	572,641.17	1	113,446.05	0	0.00
Group 2	4	905,538.76	1	54,490.08	0	0.00
Total	9	1,478,179.93	2	167,936.13	0	0.00
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

	Outstanding Loans		Foreclosure		Bankruptcy		REO
	Count	Balance	Count	Balance	Count	Balance	Count	Balance	Market Value
Group 1	2,873	427,115,186.56	0	0.00	0	0.00	0	0.00	0.00
Group 2	905	183,727,540.97	0	0.00	0	0.00	0	0.00	0.00
Total	3,778	610,842,727.53	0	0.00	0	0.00	0	0.00	0.00

(xi)	Number of Loans for which Prepayment Premiums were collected	7
	Principal Balance of Loans for which Prepayment Premiums were collected	1,280,841.28
	Current amount of Prepayment Premiums	42,933.53

(xii)	Current Delinquency Rate (60+days)	0.02108%
	Rolling Three Month Delinquency Rate (60+days)	0.02108%

(xiii)	Number of Loans Repurchased	0
	Principal Balance of Loans Repurchased	0.00

(xiv)	Realized Losses incurred during the related Due Period	0.00
	Cumulative Realized Losses since Startup Day	0.00

(xv)	Weighted Average Term to Maturity of Mortgage Loans	356
	Weighted Average Gross Coupon of Mortgage Loans	7.37008%
	Weighted Average Net Coupon of Mortgage Loans	6.84890%

Credit Suisse First Boston Mortgage Securities Corp.
Home Equity Asset Trust Series 2004-2
Mortgage Pass-Through Certificates, HEAT Series 2004-2

REVISED STATEMENT TO CERTIFICATEHOLDERS
Section 4.04 of the PSA, dated March 1, 2004

Distribution Date:	26-Apr-04

(xvi)	Aggregate number of Mortgage Loans in the pool	3,778

(xvii)	Insured Payment on Class A	0.00

(xviii)	Senior Enhancement Percentage	16.25000%

(xix)	Net Excess Spread	0.93212%

(xx)	Deposit to Basis Risk Reserve Fund	0.00
	Basis Risk Reserve Fund Balance	5,000.00

(xxi)	Interest Rate Cap Account
	Beginning Balance	0.00
	Deposits	0.00
	Withdrawals	0.00
	Ending Balance	0.00

Target Amount for the preceding Distribution Date	12,000,000.55